UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

     Washington, D.C. 20549
_______________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 21, 2009

Voxware, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-021403	36-3934824
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of Incorporation)

300 American Metro Blvd., Suite 155, Hamilton, New Jersey	08619
(Address of Principal Executive Offices)	(Zip Code)

     (609) 514-4100
(Registrant's telephone number,
including area code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

     In connection with its annual review of executive compensation, on July 21, 2009, the Compensation Committee of the Board of Directors of Voxware, Inc., a Delaware corporation (the “Company”), approved the following annual bonuses for fiscal 2009 performance for certain officers of the Company as set forth below:

		Fiscal 2009
Name	Position	Cash Bonus
Scott J. Yetter	President and Chief	$37,500
	Executive Officer

William G. Levering, III	Chief Financial Officer	$21,090

Stephen J. Gerrard	Vice President Marketing &	$30,000
	Strategic Planning

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

VOXWARE, INC.

Dated: July 24, 2009	By:	/s/ William G. Levering, III
Name: William G. Levering, III
Title: Chief Financial Officer